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                                                                    EXHIBIT 23.4


                                    CONSENT


     In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of Better Image, Inc.


                                        /s/ Dennis E. Condon
                                        --------------------------------------
                                        Dennis E. Condon

May 5, 1999